SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 24, 2003

THE EMPIRE DISTRICT ELECTRIC COMPANY

(Exact name of registrant as specified in charter)

Kansas

(State or other jurisdiction of incorporation)

1-3368	44-0236370
(Commission File Number)	(IRS Employer Identification Number)

602 Joplin Street, Joplin, Missouri	64801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (417) 625-5100

Not applicable

(Former name or former address, if changed since last report)

Item 7.            Financial Statements and Exhibits.

(c)           Exhibits.  The following exhibits are furnished herewith:

Exhibit No.	Description
99.1	Press Release, dated April 24, 2003, announcing, among other matters, the Company’s earnings for the first quarter of 2003 and the twelve month period ended March 31, 2003.

99.2	Script for the Company’s earnings release conference call scheduled for April 24, 2003.

Item 9.              Regulation FD Disclosure

          Attached hereto as Exhibit 99.1 is a press release, which is incorporated by reference herein, issued by the Company on April 24, 2003 announcing, among other matters, the Company’s earnings for the first quarter of 2003 and for the twelve month period ended March 31, 2003. Also attached hereto as Exhibit 99.2, and incorporated by reference herein, is the script for the Company’s earnings release conference call scheduled for April 24, 2003.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY

By	/s/ G. A. Knapp
	Name:	G. A. Knapp
	Title:	Vice President — Finance and Chief Financial Officer

Dated: April 24, 2003

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated April 24, 2003, announcing, among other matters, the Company’s earnings for the first quarter of 2003 and the twelve month period ended March 31, 2003.
99.2	Script for the Company’s earnings release conference call scheduled for April 24, 2003.